Fair value of Assets and Liabilities (Tables)	12 Months Ended
Feb. 28, 2025
Fair Value of Assets and Liabilities [Abstract]
Schedule of Fair Value of Loans to Related Party

As of February 28, 2025, the fair value of loan to a related party as disclosed in the table below is based on significant unobservable inputs (Level 3) and have been calculated by discounting the expected future cash flows using rates currently available for instruments on with similar terms, credit risk and remaining maturities.

	As of February 28, 2025
Figures in Rand thousands	Notes	Carrying amount	Aggregate fair value

Loan to a related party	12	28,700	28,700